================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 4, 2004



                        CELL ROBOTICS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

             Colorado                                   5049-05                                 84-1153295
 (State or other jurisdiction of                (Commission File Number)               (IRS Employer Identification
          incorporation)                                                                          Number)
                                              2715 Broadbent Parkway N.E.
                                                Albuquerque, New Mexico                            87107
                                       (Address of principal executive offices)                 (Zip Code)

                         Registrant's telephone number, including area code: (505) 343-1131


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

[ ]      Section 1 - Registrant's Business and Operations

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On December 4, 2004, Cell Robotics International, Inc. (the "Company") entered into an Amended and Restated Loan and Security Agreement (the "Facility Agreement") between the Company and F.A. Voight & Associates (the "Lender"). The Lender is a significant shareholder and major creditor of the Company. Pursuant to the Facility Agreement and as described in Item 5.02 below, Frederick A. Voight, President of the Lender, was also appointed as a Director of the Company.

         The Facility Agreement amends and restates the Company's Amended and Restated Loan Agreement dated July 2, 2004 with the Lender. The Facility Agreement increases the available borrowing from $1,000,000 to $2,000,000 and extends the maturity date from December 31, 2004 to July 1, 2005. As of December 4, 2004, the Company has borrowed the entire amount of $1,000,000 under the August 29, 2003 and the July 2, 2004 agreements. The Company agreed to pay a facility fee of $25,000 in cash and 400,000 shares of its common stock in connection with the execution of the Facility Agreement. The Company agrees to pay 2% of the total advances under the Facility Agreement for every 30-day period as interest. The Facility Agreement also requires the Company to issue to the Lender warrants to purchase 80,000 shares of common stock for each $100,000 advanced under the Facility Agreement. The warrants are exercisable for a period of three years from the date of issuance and have an exercise price of $0.375 per share. The Company has agreed to register the common stock underlying the warrants on Form SB-2 or similar registration statement with the SEC within 180 days of the Lender's exercise of the warrants.

         The Company has signed a promissory note for an initial $250,000 draw against the Facility Agreement of which a net amount of $135,000 ($250,000 draw less accrued interest of $90,000 and the cash facility fee of $25,000) shall be available to the Company on ten day written notice, but not before December 15, 2004. Subsequent draws under the Facility Agreement shall be at the discretion of the Company upon thirty days written notice and shall not exceed $250,000. The Company is not obligated to make any subsequent draws or take down any specific amount of the Facility Agreement beyond the first scheduled draw if the Company chooses not to do so.

         The Facility Agreement includes the following conversion provisions:

           o      The Lender may request at any time and for a period of fifteen
                  (15) days that any outstanding debt owed under this Facility Agreement may be paid using shares of common stock in exchange for cash payment of any part of the outstanding amount owed. This exchange would be at the conversion rate of one share of the Company's common stock for every twenty-five cents ($0.25) outstanding under the Facility Agreement (as adjusted for stock splits or other adjustments made to the Company's common stock to allow for an equivalent rate of conversion).

           o If the Company shall complete the sale of at least $1,000,000 of preferred shares or $2,000,000 of common shares prior to April 15, 2005, at the election of the Company $1,000,000 of the obligation outstanding under the Facility Agreement shall be converted into preferred shares, provided that the rights of these shares are substantially similar to the following rights: (1) a liquidation preference over common shares; (2) convertible into common shares at a conversion price of $0.25 per share; (3) conversion of the preferred shares are mandatory if at least $2,000,000 of other equity is raised by the Company by December 31, 2004, or when the Company achieves a market value of $25,000,000, or annual revenues of $10,000,000; (4) pays a dividend in additional preferred shares at the annual rate of 12% of which the dividend is to be paid on a semi-annual basis and (5) each preferred share has voting rights equal to 400 common shares, equivalent of the correspondent of the common shares after conversion.

         The Company's obligations under the Facility Agreement is secured by the Company's accounts receivable, inventory, an interest in the Company's intellectual property related to the workstation and ultra-light products, and the worldwide manufacturing and marketing rights to the Infant Lasette product. If the Lender exercises its rights and remedies under the Facility Agreement, it must do so first in respect of its intellectual property of the Workstation and Ultralight products. If those proceeds do not satisfy the amount owing under the facility, then it may exercise its rights and remedies under the Facility Agreement in respect of the manufacturing and marketing rights of the Infant Lasette product.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

         The Company has signed a promissory note for an initial $250,000 draw against the Facility Agreement of which a net amount of $135,000 ($250,000 draw less accrued interest of $90,000 and the cash facility fee of $25,000) shall be available to the Company on ten day written notice, but not before December 15, 2004. Subsequent draws under the Facility Agreement shall be at the discretion of the Company upon thirty days written notice and shall not exceed $250,000. The Company is not obligated to make any subsequent draws or take down any specific amount of the Facility Agreement beyond the first scheduled draw if the Company chooses not to do so.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

         The Company agreed to pay a facility fee of 400,000 shares of its common stock in connection with the execution of the Facility Agreement. The Facility Agreement also requires the Company to issue to the Lender warrants to purchase 80,000 shares of common stock for each $100,000 advanced under the Facility Agreement. The warrants are exercisable for a period of three years from the date of issuance and have an exercise price of $0.375 per share. The outstanding obligations under the Facility Agreement are be convertible into the Company's preferred shares, as described in Item 1.01 above. The Company has agreed to register the common stock underlying the warrants on Form SB-2 or similar registration statement with the SEC within 180 days of the Lender's exercise of the warrants. The issuance of the securities described above was made in reliance upon the exemption from registration under Section 4(2) of the Securities Act of 1933, as amended.

ITEM 5.02 DEPARTURE OF DIRECTORS OF PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         Pursuant to the Facility Agreement referred to in Item 1.01 above, the Company agreed to appoint Frederick A. Voight as a member of its Board of Directors. Mr. Voight was appointed as a Director effective December 4, 2004. Mr. Voight, age 47, is the President of F.A. Voight & Associates, which is a business and financial consultant firm, since October 1994. From 1977 to 1994, Mr. Voight served as chief executive officer of Skylands Park Management, Inc. and Mohawk Lumber Home Centers.


ITEM 7.01 REGULATION FD DISCLOSURE

         1. The Company is seeking to raise funds through a private placement consisting of up to 3,400,000 shares of its restricted common stock exempt from registration under the Securities Act of 1933, as amended. The terms of the private placement of common stock are to be determined by market conditions at the time of offering.

         The Company is also seeking to raise funds through a private placement consisting of up to 25,000 shares of a Series A preferred stock offering. The preferred shares are contemplated to have a conversion to common stock feature. The Private Placement Preferred Shares will have terms and rights substantially similar to those set forth in Exhibit "D" of Exhibit 10.1 to this filing and captioned, Amended and Restated Loan and Security Agreement.

         The raising of any additional funds by issuing common stock, preferred stock or other types of equity securities would further substantially dilute our existing shareholders. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

         2. The execution of the Facility Agreement between the Company and F.A. Voight & Associates (the "Lender") referred to in Item 1.01 and the appointment of Mr. Fred Voight as Director referred to in Item 5.02 above, constitutes a related party transaction and an Affiliate relationship, as defined by the Securities laws.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

10.1              Amended and Restated Loan and Security Agreement dated
                  December 4, 2004 between the Company and F.A. Voight &
                  Associates, including Exhibits A through D thereto

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CELL ROBOTICS INTERNATIONAL, INC.


Date: December 9, 2004              By: /s/ Eutimio Sena
                                        ----------------------------------------
                                    Eutimio Sena, Chief Executive Officer,
                                    President and Director

                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

10.1              Amended and Restated Loan and Security Agreement dated
                  December 4, 2004 between the Company and F.A. Voight &
                  Associates, including Exhibits A through D thereto